Exhibit 10.1



                                                                Initials________
American Industrial Real Estate Association 1982
MULTI-TENANT-GROSS



1. Parties. This Lease, dated, for reference purposes only, September 12, 1994 , is made by and between Transcontinental Realty Investors, a California Business Trust (herein called "Lessor") and West Capital Financial Services Corp., a California Corporation (herein called "Lessee").

2.   Premises, Parking and Common Areas.

2.1 Premises. Lessor hereby leases to Lessee and Lessee leases from Lessor for the term, at the rental, and upon all of the conditions set forth herein, real property situation in the County of San Diego , State of California commonly known as 5775 Roscoe Court, San Diego, California 92123 and described as an approximately 32,504 square foot office/R&D building as shown on the attached Exhibit "A", herein referred to as the "premises", as may be outlined on an Exhibit attached hereto, including rights to the Common Areas as hereinafter specified but not including any rights to the roof of the Premises or to any Building in the Industrial Center. The Premises are a portion of a building, herein referred to as the "Building". The Premises, the Building, the Common Ares, the land upon which the same are located, along with all other buildings and improvements thereon, are herein collectively referred to as the "Industrial Center".

2.2 Vehicle Parking. Lessee shall be entitled to One Hundred Thirty (130) vehicle parking spaces, unreserved and unassigned, on those portions of the Common Areas designated by Lessor for parking. Lessee shall not use more parking spaces than said number. Said parking spaces shall be used only for parking by vehicles no larger than full size passenger automobiles or pick-up trucks, herein called "Permitted Size Vehicles". Vehicles other than Permitted Size Vehicles are herein referred to as "Oversized Vehicles". Lessee shall be entitled to designate six (6) parking spaces with signs located on the Premises adjacent to the Building for Lessee's exclusive use. 2.2.1Lessee shall not permit or allow any vehicles that belong to or are controlled by Lessee or Lessee's employees, suppliers, shippers, customers, or invitees to be loaded, unloaded, or parked in areas other that those designated by Lessor for such activities.

2.2.2If Lessee permits or allows any of the prohibited activities described in paragraph 2.2 of this Lease, then Lessor shall have the right, without notice, in addition to such other rights and remedies that it may have, to remove or tow away the vehicle involved and charge the cost to Lessee, which cost shall be immediately payable upon demand by Lessor. 2.3 Common Areas - Definition. The term "Common Areas" is defined as all areas and facilities outside the Premises and without the exterior boundary line of the Industrial Center that are provided and designated by the Lessor from time to time for the general non-exclusive use of Lessor, Lessee and of other lessees of the Industrial Center and their respective employees, suppliers, shippers, customers and invitees, including parking areas, loading and unloading areas, trash areas, roadways, sidewalks, walkways, parkways, driveways and landscaped areas.

2.4 Common Areas -Lessee's Rights. Lessor hereby grants to Lessee, for the benefit of Lessee and its employees, suppliers, shippers, customers and invitees, during the term of this Lease, the non-exclusive right to use, in common with others entitled to such use, the Common Areas as they exist from time to time, subject to any rights, powers, and privileges reserved by Lessor under the terms hereof or under the terms of any rules and regulations or restrictions governing the use of the Industrial Center. Under no circumstances shall the right herein granted to use the Common Areas be deemed to include the right to store any property, temporarily or permanently, in the Common Areas. Any such storage shall be permitted only by the prior written consent of Lessor or Lessor's designated agent, which consent may be revoked at any time. In the event that any unauthorized storage shall occur than Lessor shall have the right, without notice, in addition to such other rights and remedies that it may have, to remove the property and charge the cost to Lessee, which cost shall be immediately payable upon demand by Lessor.

2.5 Common Areas -Rules and Regulations. Lessor or such other person(s) as Lessor may appoint shall have the exclusive control and management of the Common Areas and shall have the right, from to time, to establish, modify, amend and enforce reasonable rules and regulations with respect thereto. Lessee agrees to abide by and conform to all such rules and regulations, and to cause its employees, suppliers, shippers, customers, and invitees to so abide and conform. Lessor shall not be responsible to Lessee for the non-compliance with said rules and regulations by other lessees of the Industrial Center.

2.6 Common Areas -Changes. Lessor shall have the right, in Lessor's sole discretion, from time to time: (a) To make changes to the Common Areas, including, without limitation, changes in the location, size, shape and number of driveways, entrances, parking spaces, parking areas, loading and unloading areas, ingress, egress, direction of traffic, landscaped areas and walkways; (b) To close temporarily any of the Common Areas for maintenance purposes, so long as reasonable access to the Premises remains available; (c) To designate other land outside the boundaries of the Industrial Center to be a part of the Common Areas; (d) To add additional buildings and improvements to the Common Areas; (e) To use the Common Areas while engaged in making additional improvements, repairs or alterations to the Industrial Center, or any portion thereof; (f) To do and perform such other acts and make such other changes in, to or with respect to the Common Areas and Industrial Center as Lessor may, in the exercises of sound business judgment, deem to be appropriate.

2.6.1Lessor shall at all times provide the parking facilities required by applicable law and in no event shall the number of parking spaces that Lessee is entitled to under paragraph 2.2 be reduced and shall be maintained within the existing boundaries of the Industrial Center. Upon ten (10) days notice from Lessee that there is a shortage of Lessee's pro-rata share of parking spaces, Lessor shall be required to take all measures necessary (policing, parking permits, parking gate) to ensure Lessee obtains its pro-rata allocation of parking spaces.

3.   Term.

3.1 Term. The term of this Lease shall be for Sixty (60) months commencing upon substantial completion of Tenant Improvements and ending sixty (60) months thereafter, unless sooner terminated pursuant to any provision hereof. In no event shall the term of the Lease or any obligation of Lessee to pay rent on any space commence until such space has been substantially completed pursuant to Lessee's final plans and specifications and Lessee can reasonably conduct its business. Substantial completion of Lessee's Premises additionally shall be deemed to mean that Lessor shall have provided to Lessee continuous and uninterrupted access to Premises, Building and parking facilities sufficient to accommodate Lessee's parking requirements (employees and visitors). In addition, substantial completion shall mean that all systems and services to be furnished by Lessor pursuant to the terms and conditions of the Lease shall be in continuous and uninterrupted effect and the Building has been issued a Certificate of Occupancy from the City of San Diego.

3.2 Delay in Possession. Notwithstanding said commencement date, if for any reason Lessor cannot deliver possession of the Premises to Lessee on said date, Lessor shall not be subject to any liability therefore, nor shall such failure affect the validity of this Lease or the obligations of Lessee hereunder or extend the term hereof, but in such case, Lessee shall not be obligated to pay rent or perform any other obligation of Lessee under the terms of this Lease, except as may be otherwise provided in this Lease, until possession of the Premises is tendered to Lessee; provided, however, that if Lessor shall not have delivered possession of the Premises within ninety (90) days from said commencement date. Lessee may, at Lessee's option, by notice in writing to Lessor within ten (10) days thereafter, cancel this Lease, in which event the parties shall be discharged from all obligations hereunder; provided further, however, that if such written notice of Lessee is not received by Lessor within said ten (10) day period, Lessee's right to cancel this Lease hereunder shall terminate and be of no further force and effect.

3.3 Early Possession. If Lessee occupies the Premises prior to said commencement date, such occupancy shall be subject to all provision of this Lease, such occupancy shall not advance the termination date, and Lessee shall pay rent for such period at the initial monthly rates set forth below. Lessee, along with its contractors, subcontractors, agents, etc., shall be permitted to enter Lessee's Premises at any time prior to the anticipated commencement date with no obligation to pay rent, for the purpose of installing furniture, fixtures, equipment, and leasehold improvements. Such prior occupancy shall not interfere with or delay completion of the tenant improvements, or result in additional costs to the Lessor. This prior occupancy provision shall be separate and distinct from the obligation of Lessor and/or Lessee as to the completion of the basic or special leasehold improvements.

4.   Rent.

4.1 Base Rent. Lessee shall pay to Lessor, as base Rent for the Premises, without any offset or deduction, except as may be otherwise expressly provided in this Lease, on the First (1st) day of each month of the term hereof, monthly payments in advance of per schedule -see Addendum, Paragraph 47. Lessee shall pay Lessor upon execution hereof $ 27,628.40 as Base Rent for the first month of the Lease term. The second months rent (payable n Month 7) shall be equal to the amount of the prorated rent applicable to the first month of the Lease term. Rent for any period during the term hereof which is for less than one month shall be a pro rata portion of the Base Rent. Rent shall be payable in lawful money of the United States to Lessor at the address stated herein or to such other persons or at such other places as Lessor may designate in writing.

4.2 Operating Expenses. In the event Lessor's operating expenses which include landscape, general maintenance, repairs, real property taxes, fire casualty and liability insurance, and management for the building which Leased Premises are a part shall, in any calendar year during the term of this Lease, exceed the base year expenses as shown in Addendum Paragraph 59, Lessee agrees to pay as Additional Rent Lessee's pro rata share of such excess operating expenses. Lessor may invoice Lessee monthly for Lessee's pro rata share of the estimated operating expenses for each calendar year, which amount shall be adjusted each year based upon anticipated operating expenses. Within nine months following the close of each calendar year, Lessor shall provide Lessee an accounting showing in reasonable detail all computations of Additional Rent due this section. In the event the accounting shows that the total of the monthly payments made by
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     Lessee  Exceeds  the  amount of  Additional  Rent due by Lessee  under this section, the Lessee shall be entitled to a refund of the excess. In the event the accounting shows that the total of the monthly payments made by Lessee is less than the amount of Additional Rent due by Lessee under this section, the account shall be accompanied by an invoice for the Additional Rent. Notwithstanding any other provisions in this Lease, during the year in which the Lease terminates, Lessor, prior to the termination date, shall have the option to invoice Lessee for Lessee's pro rata share of this excess operating expenses based upon the previous y ear's operating expenses. If this Lease shall terminate on a day other than the last day of a calendar year, the amount of any Additional Rent payable by Lessee applicable to the year in which such termination shall occur shall be prorated on the ratio that the number of days from the commencement of the calendar year to and including the termination date bears to 365. Lessee shall have the right, at its own expense and within a reasonable time, the audit Lessor's books relevant to the Additional Rent payable under this section. Lessee agrees to pay any Additional Rent due under this section within ten days following receipt of this invoice or accounting showing Additional Rent due. Lessee shall be granted protection from real estate tax increases as a result of the event of sale or refinance during the initial Lease term. (See Addendum Paragraph 59.)

5. Security Deposit. Lessee shall deposit with Lessor upon execution hereof $ 27,628.40 as security for Lessee's faithful performance of Lessee's obligations hereunder. If Lessee fails to pay rent or other charges due hereunder, or otherwise defaults with respect to any provision of this Lease, Lessor may use, apply or retain all or any portion of said deposit for the payment of any rent or other charge in default or for the payment of any other sum to which Lessor may become obligated by reason of Lessee's default, or to compensate Lessor for any loss or damage which Lessor may suffer thereby. If Lessor so uses or applies all or any portion of said deposit, Lessee shall within ten (10) days after written demand therefore deposit cash or check with Lessor in an amount sufficient to restore said deposit to the full amount then required of Lessee. If the monthly rent shall, from time to time, increase during the term of this Lease, Lessee shall, at the time of such increase, deposit with Lessor additional money as a security deposit so that the total amount of the security deposit held by Lessor shall at all times bear the same proportion to the then current Base Rent as the initial security deposit bears to the initial Base Rent set forth in paragraph 4. Lessor shall not be required to keep said security deposit separate from its general accounts. If Lessee performs all of Lessee's obligations hereunder, said deposit, or so much thereof as has not theretofore been applied by Lessor, shall be returned, without payment of interest or other increment for its use, to Lessee (or, at Lessor's option, to the last assignee, if any, of Lessee's interest hereunder) at the expiration of the term hereof, and after Lessee has vacated the Premises. No trust relationship is crated herein between Lessor and Lessee with respect to said Security Deposit.

6.   Use.

6.1 Use. The Premises shall be used and occupied only for general office space and any other legally permitted uses compatible with a comparable building in Kearny Mesa.

6.2  Compliance with Law.

(a) Lessor warrants to Lessee that the Premises, in the state existing on the date that the Lease term commences, but without regard to the use for which Lessee will occupy the Premises, does not violate any covenants or restrictions of record, or any applicable building code, regulation or ordinance in effect on such Lease term commencement date. In the event it is determined that this warranty has been violated, then it shall be the obligation of the Lessor, after written notice from Lessee, to promptly, as Lessor's sole cost and expense, rectify any such violation. In the event Lessee does not give to Lessor written notice of the violation of this warranty within six months from the date that the Lease term commences, the correction of same shall be the obligation of the Lessee at Lessee's sole cost. The warranty contained in this paragraph 6.2(a) shall be of no force or effect if, prior to the date of this Lease, Lessee was an owner or occupant of the Premises and, in such event, Lessor shall correct any such violation at Lessee's sole cost.

(b) Except as provided in paragraph 6.2(a) Lessee shall, at Lessee's expense, promptly comply with all applicable statutes, ordinances, rules, regulations, orders, covenants and restrictions of record, and requirements of any fire insurance underwriters or rating bureaus, now in effect or which may hereafter come into effect, whether or not they reflect a change in policy from that now existing, during the term or any part of the term hereof, relating in any manner to the Premises and the occupation and use by Lessee of the Premises and of the Common Areas. Lessee shall not use nor permit the use of the Premises or the Common Areas in any manner that will tend to create waste or nuisance or shall tend to disturb other occupants of the Industrial Center.

6.3  Condition of Premises.

(a) Lessor shall deliver the Premises to Lessee clean and free of debris on the Lease commencement date (unless Lessee is already in possession) and Lessor warrants to Lessee that the plumbing, lighting, air conditioning, heating loading doors and roof in the Premises shall be in good operating condition on the Lease commencement date. Lessor shall be responsible for making the alterations necessary to bring the parking area of Project into conformance with applicable code sufficient to allow general contractor and/or Lessee to obtain the necessary building permits. Lessor shall indemnify Lessee as to any liability related to any additional Americans with Disability Act
     (ADA) upgrades required to the exterior of the Premises. In the event that it is determined that this warranty has been violated, then it shall be the obligation of Lessor, after receipt of written notice from Lessee setting forth with specificity the nature of the violation, the promptly, at Lessor's sole cost, rectify such violation. Lessee's failure to give such written notice to Lessor within thirty (30)days after the Lease commencement date shall cause the conclusive presumption that Lessor has complied with all of Lessor's obligations hereunder. The warranty contained in this paragraph 6.3(a) shall be of no force or effect if prior to the date of this Lease, Lessee was an owner or occupant of the Premises.

(b) Except as otherwise provided in this Lease, Lessee hereby accepts the Premises in their condition existing as of the Lease commencement date or the date that Lessee takes possession of the Premises, whichever is earlier, subject to all applicable zoning, municipal, county and state laws, ordinances and regulations governing and regulating the use of the Premises, and any covenants or restrictions of record, and accepts this Lease subject thereto and to all matters disclosed thereby and by any exhibits attached hereto. Lessee acknowledges that neither Lessor nor Lessor's agent has made any representation or warranty as to the present or future suitability of the Premises for the conduct of Lessee's business.

7.   Maintenance, Repairs, Alterations and Common Area Services.

7.1 Lessor's Obligations. Subject to the provisions of paragraphs 4.2 (Operating Expenses), 6 (Use), 7.2 (Lessee's Obligations) and 9 (Damage or Destruction) and except for damage caused by any negligent or intentional act or omission of Lessee, Lessee's employees, suppliers, shippers, customers, or invitees, in which event Lessee shall repair the damage, Lessor, at Lessor's expense, subject to reimbursement pursuant to paragraph 4.2, shall keep in good condition and repair the foundations, exterior walls, structural condition of interior bearing walls, and roof of the Premises, as well as the parking lots, walkways, driveways, landscaping, fences, signs and utility installations of the Common Areas and all parts thereof, as well as providing the services for which there is an Operating Expense pursuant to paragraph 4.2. Lessor shall not, however, be obligated to paint the exterior or interior surface of exterior walls, nor shall Lessor be required to maintain, repair or replace windows, doors or plate glass of the Premises. Lessor shall have no obligation to make repairs under this paragraph 7.1 until a reasonable time after receipt of written notice from Lessee of the need for such repairs. Lessee expressly waives the benefits of any statute now or hereafter in effect which would otherwise afford Lessee the right to make repairs at Lessor's expense or to the terminate this Lease because of Lessor's failure to keep the Premises in good order, condition and repair. Lessor shall not be liable for damages or loss of any kind or nature by reason of Lessor's failure to furnish any Common Area Services when such failure is caused by accident, breakage, repairs, strikes, lockout, or other labor disturbances or disputes of any character, or by any other cause beyond the reasonable control of Lessor.

7.2  Lessee's Obligations.

(a) Subject to the provisions of paragraphs 6 (Use), 7.1 (Lessor's Obligations), and 9 (Damage or Destruction), Lessee, at Lessee's expense, shall keep in good order, condition and repair the Premises and every part thereof (whether or not the damaged portion of the Premises or the means of repairing the same are reasonably or readily accessible to Lessee) including, without limiting the generality of the foregoing, all plumbing, heating, ventilating and air conditioning systems (Lessee shall procure and maintain, at Lessee's expense, a ventilating and air conditioning system maintenance contract), electrical and lighting facilities and equipment within the Premises, fixtures, interior walls and interior surfaces of exterior walls, ceilings, windows, doors, plate glass, and skylights located within the Premises. Lessor reserves the right to procure and maintain the ventilating and air conditioning system maintenance contract. Lessor, within the operating expenses of the Building included in the base year, shall be required to maintain the HVAC, plumbing, electrical and lighting, etc.

(b) If Lessee fails to perform Lessee's obligations under this paragraph 7.2 or under any other paragraph of this Lease, Lessor may enter upon the Premises after then (10) days' prior written notice to Lessee (except in the case of emergency, in which no notice shall be required), perform such obligations on Lessee's behalf and put the Premises in good order, condition and repair, and the cost thereof together with interest thereon at the maximum rate then allowable by law shall be due and payable as additional rent to Lessor together with Lessee's next Base Rent installment.

(c) On the last day of the term hereof, or on any sooner termination, Lessee shall surrender the Premises to Lessor in the same condition as received, ordinary wear and tear except, clean and free of debris. Any damage or deterioration of the Premises shall not be deemed ordinary wear and tear if the same could have been prevented by good maintenance practices. Lessee shall repair any damage to the Premises occasioned by the installation or removal of Lessee's trade fixtures, alterations, furnishings and equipment. Notwithstanding anything to the contrary otherwise stated in this Lease, Lessee shall leave the air lines, power panels, electrical distribution systems, lighting fixtures, space heaters, air conditioning, plumbing and fencing on the Premises in good operating condition.

7.3  Alterations and Additions.

(a) Lessee shall not, without Lessor's prior written consent make any alterations, improvements, additions, or Utility Installations in, on or about the Premises, or the Industrial Center, except for nonstructural alterations to the Premises not exceeding $ 15,000 in cumulative costs, during the term of this Lease and not exceeding $10,000 in cumulative costs during any twelve (12) month period. In any event, whether or not excess of $ 15,000 in cumulative cost, Lessee shall make no change or alteration to the exterior of the Premises nor the exterior of the Building nor the Industrial Center without Lessor's prior written consent. As used in this paragraph 7.3 the term "Utility Installation" shall mean carpeting, window covering, air lines, power panels, electrical distribution systems, lighting fixtures, space heaters, air conditioning, plumbing, and fencing. Lessor may require that Lessee remove any or all of said alterations, improvements, additions or Utility Installations at the expiration of the term, and restore Premises and the Industrial Center to their prior condition. Lessor may require Lessee to provide Lessor, at Lessee's sole cost and expense, a lien and completion bond in an amount equal to one and one-half times the estimated cost of such improvements, to insure Lessor against any liability for mechanic's and materialmen's liens and to insure completion of the work. Should Lessee make any alterations, improvements, additions or Utility Installations without the prior approval of Lessor may, at any time during the term of this Lease, require that Lessee remove any or all of the same.

(b) Any alterations, improvements, additions or Utility Installations in or about the Premises or the Industrial Center that Lessee shall desire to make and which requires the consent of the Lessor shall be presented to Lessor in written form, with proposed detailed plans. If Lessor shall give its consent, the consent shall be deemed conditioned upon Lessee acquiring a permit to do so from appropriate governmental agencies, the furnishing of a copy thereof to Lessor prior to the commencement of the work and the compliance by Lessee of all conditions of said permit in a prompt and expeditious manner.

(c) Lessee shall pay, when due, all claims for labor or materials furnished or alleged to have been furnished to or for Lessee at or for use in the Premises, which claims are or may be secured by any mechanic's or materialmen's lien against the Premises, or the Industrial Center, or any interest therein. Lessee shall give Lessor not less than ten (10) days' notice prior to the commencement of any work in the Premises, and Lessor shall have the right to post notices of non-responsibility in or on the Premises or the Building as provided by law. If Lessee shall, in good faith, contest the validity of any such lien, claim or demand, then Lessee shall, at its sole expense defend itself and Lessor against the same and shall pay and satisfy any such adverse judgment that may be rendered thereon before the enforcement thereof against the Lessor or the Premises or the Industrial Center, upon the condition that if Lessor shall require, Lessee shall furnish to Lessor a surety bond satisfactory to Lessor in an amount equal to such contested lien claim or demand indemnifying Lessor against liability for the same and holding the Premises and the Industrial Center free from the effect of such lien or claim. In addition, Lessor may require Lessee to pay Lessor's attorneys fees and costs in participating in such action if Lessor shall decide it is to Lessor's best interest to do so.

(d) All alterations, improvements, additions and Utility Installations (whether or not such Utility Installations constitute trade fixtures of Lessee), which may be made on the Premises, shall be the property of Lessor and shall remain upon and be surrendered with the Premises at the expiration of the Lease term, unless Lessor requires their removal pursuant to paragraph 7.3(a). Notwithstanding the provisions of this paragraph 7.3(b), Lessee's machinery and equipment, other than that which is affixed to the Premises so that it cannot be removed without material damage to the Premises, and other than Utility Installations, shall remain the property of Lessee and may be removed by Lessee subject to the provisions of paragraph 7.2.

7.4 Utility Additions. Lessor reserves the right to install new or additional utility facilities throughout the Building and the Common Areas for the benefit of Lessor or Lessee, or any other lessee of the Industrial Center, including, but not by way of limitation, such utilities as plumbing, electrical systems, security systems, communication systems, and fire protection and detection systems, so long as such installations do not unreasonably interfere with Lessee's use of the Premises.

8.   Insurance; Indemnity.

8.1 Liability Insurance-Lessee. Lessee shall, at Lessee's expense, obtain and keep in force during the term of this Lease a policy of Combined Single Limit Bodily Injury and Property Damage Insurance insuring Lessee and Lessor against any liability arising out of the use, occupancy or maintenance of the Premises and the Industrial Center. Such insurance shall be in an amount not less than $500,000.00 per occurrence. The policy shall insure performance by Lessee of the indemnity provisions of this paragraph
     8. The limits of said insurance shall not, however, limit the liability of Lessee hereunder.

8.2 Liability Insurance-Lessor. Lessor shall obtain and keep in force during the term of this Lease a policy of Combined Single Limit Bodily Injury and Property Damage Insurance, insuring Lessor, but not Lessee, against any liability arising out of the ownership, use, occupancy or maintenance of the Industrial Center in an amount not less than $500,000.00 per occurrence.

8.3 Property Insurance. Lessor shall obtain and keep in force during the term of this Lease a policy or policies of insurance covering loss of damage to the Industrial Center improvements, but not Lessee's personal property, fixtures, equipment or tenant improvements, in an amount not to exceed the full replacement value thereof, as the same may exist from time to time, providing protection against all perils included within the classification of fire, extended coverage, vandalism, malicious mischief, flood (in the event same is required by a lender having a lien on the Premises) special extended perils ("all risk", as such term is used in the insurance industry), plate glass insurance and such other insurance as Lessor deems advisable. In addition, Lessor shall obtain and keep in force, during the terms of this Lease, a policy of rental value insurance covering a period of one year, with loss payable to Lessor, which insurance shall also cover shall also cover all Operating Expenses for said period.

8.4  Payment of Premium Increase.

(a) After the term of this Lease has commenced, Lessee shall not be responsible for paying Lessee's Share of any increase in the property insurance premium for the Industrial Center specified by Lessor's insurance carrier as being caused by the use, acts or omissions of any other lessees of the Industrial Center, or by the nature of such other lessee's occupancy which create an extraordinary or unusual risk.

8.5 Insurance Policies. Insurance required hereunder shall be in companies holding a "General Policyholders Rating" of at least B plus, or such other rating as may be required by a lender having a lien on the Premises, as set forth in the most current issue of "Best's Insurance Guide". Lessee shall not do or permit to be done anything which shall invalidate the insurance policies carried by Lessor. Lessee shall deliver to Lessor copies of liability insurance policies required under paragraph 8.1 or certificates evidencing the existence and amounts of such insurance within seven (7) days after the commencement date of this Lease. No such policy shall be cancelable or subject to reduction of coverage or other modification except after thirty (30) days prior written notice to Lessor. Lessee shall, at last thirty (30) days prior to the expiration of such policies, furnish Lessor with renewals or "binders" thereof.

8.6 Waiver of Subrogation. Lessee and Lessor each hereby release and relieve the other, and waive their entire right of recovery against the other for loss or damage arising out of or incident of the perils insured against which perils occur in, on or about the Premises, whether due to the negligence of Lessor or Lessee o their agents, employees, contractors and/or invitees. Lessee and Lessor shall, upon obtaining the policies of insurance required hereunder, give notice to the insurance carrier or carriers that the foregoing mutual waiver of subrogation is contained in this Lease.

8.7 Indemnity. Lessee shall indemnify and hold harmless Lessor from and against any and all claims arising from Lessee's use of the Industrial Center, or from the conduct of Lessee's business or from any activity, work or things done, permitted or suffered by Lessee in or about the Premises or elsewhere and shall further indemnify and hold harmless Lessor from and against any and all claims arising from any breach or default in the performance of any obligation on Lessee's part to be performed under the terms of this Lease, or arising from any act or omission of Lessee, or any of Lessee's agents, contractors, or employees, and from and against all costs, attorney's fees, expenses and liabilities incurred in the defense of any such claim or any action or proceeding brought thereon, and in case any action or proceeding be brought against Lessor by reason of any such claim. Lessee upon notice from Lessor shall defend the same at Lessee's expense by counsel reasonably satisfactory to Lessor and Lessor shall cooperate with Lessee in such defense. Lessee, as a material part of the consideration to Lessor, hereby assumes all risk of damage to property of Lessee or injury to persons, in, upon or about the Industrial Center and Lessee hereby waives all claims in respect thereof against Lessor.

8.8 Exemption of Lessor from Liability.
     Lessee hereby agrees that Lessor shall not be liable for injury to Lessee's business or any loss of income therefrom or for damage to the goods, wares, merchandise or other property of Lessee, Lessee's employees, invitees, customers, or any other person in or about the Premises or the Industrial Center, nor shall Lessor be liable for injury to the person of Lessee, Lessee's employees, agents or contractors, whether such damage or injury is caused by or results from fire, steam, electricity, gas, water or rain, or from the breakage, leakage, obstruction or other defects of pipes, sprinklers, wires, appliances, plumbing, air conditioning or lighting fixtures, or from any other cause, whether said damage or injury results from conditions arising upon the Premises or upon other portions of the Industrial Center, or from other sources or places and regardless of whether the cause of such damage or injury or the means of repairing the same is inaccessible to Lessee. Lessor shall not be liable for any damages arising from any act or neglect of any other lessee, occupant or user of the Industrial Center, nor from the failure of Lessor to enforce the provisions of any other lease of the Industrial Center.


9.   Damage or Destruction.

9.1  Definitions.

(a) "Premises Partial Damage" shall mean if the Premises are damaged or destroyed to the extent that the cost of repair is less than fifty percent of the then replacement cost of the Premises.
(b) "Premises Total Destruction" shall mean if the Premises are damaged or destroyed to the extent that the cost of repair is fifty percent or more of the then replacement cost of the Premises.
(c) "Premises Building Partial Damage" shall mean if the Building of which the Premises are a part is damaged or destroyed to the extent that the cost to repair is less than fifty percent of the then replacement cost of the Building.
(d) "Premises Building Total Destruction" shall mean if the Building of which the Premises are a part is damaged or destroyed to the extent that the cost to repair is fifty percent or more of the then replacement cost of the Building.
(e) "Industrial Center Buildings" shall mean all of the buildings on the Industrial Center site.
(f) "Industrial Center Buildings Total Destruction" shall mean if the Industrial Center Buildings are damaged or destroyed to the extent that the cost of repair is fifty percent or more of the then replacement cost of the Industrial Center Buildings.
(g) "Insured Loss" shall mean damage or destruction which was caused by an event required to be covered by the insurance described in paragraph 8. The fact that an Insured Loss has a deductible amount shall not make the loss an uninsured loss.
(h) "Replacement Cost" shall mean the amount of money necessary to be spent in order to repair or rebuild the damaged area to the condition that existed immediately prior to the damage occurring excluding all improvements made by lessees.

9.2  Premises Partial Damage; Premises Building Partial Damage.

(a) Insured Loss: Subject to the provisions of paragraphs 9.4 and 9.5, if at any time during the term of this Lease there is damage which is an insured Loss and which falls into the classification of either Premises Partial Damage or Premises Building Partial Damage, then Lessor shall, at Lessor's expense, repair such damage to the Premises, but not Lessee's fixtures, equipment or tenant improvements, as soon as reasonably possible and this Lease shall continue in full force effect.
(b) Uninsured Loss: Subject to the provisions of paragraphs 9.4 and 9.5, if at any time during the term of this Lease there is damage which is not an insured Loss and which falls within the classification of Premises Partial Damage or Premises Building Partial Damage, unless caused by a negligent or willful act of Lessee (in which event Lessee shall make the repairs at Lessee's expense), which damage prevents Lessee from using the Premises, Lessor may at Lessor's option either (i) repair such damage as soon as reasonably possible at Lessor's expense, in which event this Lease shall continue in full force and effect, or (ii) give written notice to Lessee within thirty (30) days after the date of the occurrence of such damage of Lessor's intention to cancel and terminate this Lease as of the date of the occurrence of such damage. In the event, Lessor elects to give such notice of Lessor's intention to cancel and terminate this Lease, Lessee shall have the right within ten (10) days after the receipt of such notice to give written notice to Lessor of Lessee's intention to repair such damage at Lessee's expense, without reimbursement from Lessor, in which event this Lease shall continue in full force and effect, and Lessee shall proceed to make such repairs as soon as reasonably possible. If Lessee does not give such notice within such 10-day period this Lease shall be cancelled and terminated as of the date of the occurrence of such damage.

9.3 Premises Total Destruction; Premises Building Total Destruction. Industrial Center Buildings Total Destruction

(a) Subject to the provisions of paragraphs 9.4 and 9.5, if at any time during the term of this Lease there is damage, whether or not it is an Insured Loss, and which falls into the classifications of either (i) Premises Total Destruction, or (ii) Premises Building Total Destruction, or (iii) Industrial Center Buildings Total Destruction, then Lessor may at Lessor's option either (i) repair such damage or destruction, but not Lessee's fixtures, equipment or tenant improvements, as soon as reasonably possible at Lessor's expense, and this Lease shall continue in full force and effect, or (ii) give written notice to Lessee within thirty (30) days after the date of occurrence of such damage of Lessor's intention to cancel and terminate this Lease, in which case this Lease shall be cancelled and terminated as of the date of the occurrence of such damage.

9.4  Damage Near End of Term.

(a) Subject to paragraph 9.4(b), if at any time during the last six months of the term of this Lease there is substantial damage, whether or not an Insured Loss, which falls within the classification of Premises Partial Damage, Lessor may at Lessor's option cancel and terminate this Lease as of the date of occurrence of such damage by giving written notice to Lessee of Lessor's election to do so within 30 days after the date of occurrence of such damage.
(b) Notwithstanding paragraph 9.4(a), in the event that Lessee has an option to extend or renew this Lease, and the time within which said option may be exercised has not yet expired, Lessee shall exercise such option, if it is to be exercised at all, no later than twenty (20) days after the occurrence of an Insured Loss falling within the classification of Premises Partial Damage during the last six months of the term of this Lease. If Lessee duly exercises such option during said twenty (20) day period, Lessor shall, at Lessor's expense, repair such damage, but not Lessee's fixtures, equipment or tenant improvements, as soon as reasonably possible and this Lease shall continue in full force and effect. If Lessee fails to exercise such option during said twenty (20) day period, then Lessor may at Lessor's option terminate and cancel this Lease as of the expiration of said twenty (20) day period by giving written notice to Lessee of Lessor's election to do so within ten (10) days after the expiration of said twenty (20) day period, notwithstanding any term or provision in the grant of option to the contrary.

9.5  Abatement of Rent; Lessee's Remedies.

(a) In the event Lessor repairs or restores the Premises pursuant to the provisions of this paragraph 9, the rent payable hereunder for the period during which such damage, repair or restoration continues shall be abated in proportion to the degree to which Lessee's use of the Premises is impaired. Except for abatement of rent, if any, Lessee shall have no claim against Lessor for any damage suffered by reason of any such damage, destruction, repair or restoration.
(b) If Lessor shall be obligated to repair or restore the Premises under the provisions of this paragraph 9 and shall not commence such repair or restoration within ninety (90) days after such obligation shall accrue, Lessee may at Lessee's option cancel and terminate the Lease by giving Lessor written notice of Lessee's election to do so at any time prior to the commencement of such repair or restoration. In such event this Lease shall terminate as of the date of such notice.

9.6 Termination-Advance Payments. Upon termination of this Lease pursuant to this paragraph 9, an equitable adjustment shall be made concerning advance rent and any advance payments made by Lessee to Lessor. Lessor shall, in addition, return to Lessee so much of Lessee's security deposit as has not theretofore been applied by Lessor.

9.7 Waiver. Lessor and Lessee waive the provisions of any statute which relate to termination of leases when leased property is destroyed and agree that such event shall be governed by the terms of this Lease.

10.  Real Property Taxes.

10.1 Payment of Tax Increase. Lessor shall pay the real property tax, as defined in paragraph 10.3, applicable to the Industrial Center, provided, however, that Lessee shall pay, in addition to rent, Lessee's Share (as defined in paragraph 4.2) of the amount, if any, by which real property taxes applicable to the Premises increase over the fiscal real estate tax year 1994-1995. Such payment shall be made by Lessee within thirty (30) days after receipt of Lessor's written statement setting forth the amount of such increase and the computation thereof. If the term of this Lease shall not expire concurrently with the expiration of the tax fiscal year. Lessee's liability for increased taxes for the last partial lease year shall be prorated on an annual basis.

10.2 Additional Improvements. Lessee shall not be responsible for paying Lessee's share of any increase in real property tax specified in the tax assessor's record's and work sheets as being caused by additional improvements placed upon the Industrial Center by other lessees or by Lessor for the exclusive enjoyment of such other lessees. Lessee shall, however, pay to Lessor at the time that Operating Expenses are payable under paragraph 4.2 the entirety of any increase in real property tax if assessed soley by reason of additional improvements placed upon the premises by Lessee or at Lessee's request after 1995.

10.3 Definition of "Real Property Tax". As used herein, the term "real property tax" shall include any form of real estate tax or assessment, general, special, ordinary, or extraordinary, and any license fee, commercial rental tax, improvement bond or bonds, levy, or tax (other than inheritance, personal income or estate taxes) imposed on the Industrial Center or any portion thereof by any authority having the direct or indirect power to tax, including any city, county, state or federal government, or any school, agricultural, sanitary, fire, street, drainage or other improvement district thereof, as against any legal or equitable interest of Lessor in the Industrial Center or in any portion thereof, as against Lessor's right to rent or other income therefrom, and as against Lessor's business of leasing the Industrial Center. The term "real property tax" shall also include any tax, fee, levy, assessment or charge (i) in substitution of, partially or totally, any tax, fee, levy, assessment or charge hereinabove included within the definition of "real property tax", or (ii) the nature of which was hereinbefore included within the definition of "real property tax", or (iii) which is imposed for a service or right not charged prior to June 1, 1978, or, if previously charged, has been increased since June 1, 1978, or (iv) which is imposed as a result of a transfer, either partial or total, of Lessor's interest in the Industrial Center or which is added to a tax or charge hereinbefore included within the definition of real property tax by reason of such transfer, or (v) which is imposed by reason of this transaction, any modifications or changes hereto, or any transfers hereof.

10.4 Joint Assessment. If the Industrial Center is not separately assessed, Lessee's Share of the real property tax liability shall be an equitable proportion of the real property taxes for all of the land and improvements included within the tax parcel assessed, such proportion to be determined by Lessor from the respective valuations assigned in the assessor's work sheets or such other information as may be reasonably available. Lessor's reasonable determination thereof, in good faith, shall be conclusive.

10.5 Personal Property Taxes.

(a) Lessee shall pay prior to delinquency all taxes assessed against and levied upon trade fixtures, furnishings, equipment and all other personal property of Lessee contained in the Premises or elsewhere. When possible, Lessee shall cause said trade fixtures, furnishings, equipment and all other personal property to be assessed and billed separately from the real property of Lessor.
(b) If any of Lessee's said personal property shall be assessed with Lessor's real property, Lessee shall pay to Lessor the taxes attributable to Lessee within ten (10) days after receipt of a written statement setting forth the taxes applicable to Lessee's property.

11. Utilities. Lessee shall pay for all, electricity and telephone supplied to the Premises, together with any taxes thereon. If any such services are not separately metered to the Premises, Lessee shall pay at Lessor's option, either Lessee's Share or a reasonable proportion to be determined by Lessor of all charges jointly metered with other premises in the Building. Lessor shall pay for water, gas and sewer.

12.  Assignment and Subletting.

12.1 Lessor's Consent Required. Lessee shall not voluntarily or by operation of law assign, transfer, mortgage, sublet, or otherwise transfer or encumber all or any part of Lessee's interest in the Lease or in the Premises, without Lessor's prior written consent, which Lessor shall not unreasonably withhold. Lessor shall respond to Lessee's request for consent hereunder in a timely manner and any attempted assignment, transfer, mortgage, encumbrance or subletting without such consent shall be void, and shall constitute a breach of this Lease without the need for notice to Lessee under paragraph 13.1.

12.2 Lessee Affiliate. Notwithstanding the provisions of paragraph 12.1 hereof, Lessee may assign or sublet the Premises, or any portion thereof, without Lessor's consent, to any corporation which controls, is controlled by or is under common control with Lessee, or to any corporation resulting from the merger or consolidation with Lessee, or to any person or entity which acquires all the assets of Lessee as a going concern of the business that is being conducted on the Premises, all of which are referred to as "Lessee Affiliate", provided that before such assignment shall be effective said assignee shall assume, in full, the obligations of Lessee under this Lease. Any such assignment shall not, in any way, affect or limit the liability of Lessee under the terms of this Lease even if after such assignment or subletting the terms of this Lease are materially changed or altered without the consent of Lessee, the consent of whom shall not be necessary.

12.3 Terms and Conditions of Assignment. Regardless of Lessor's consent, no assignment shall release Lessee of Lessee's obligations hereunder or alter the primary liability of Lessee to pay the Base Rent and Lessee's Share of Operating Expenses, and to perform all other obligations to be performed by Lessee hereunder. Lessor may accept rent from any person other than Lessee pending approval or disapproval of such assignment. Neither a delay in the approval or disapproval of such assignment nor the acceptance of rent shall constitute a waiver or estoppel of Lessor's right to exercise its remedies for the breach of any of the terms or conditions of this paragraph 12 or this Lease. Consent to one assignment shall not be deemed consent to any subsequent assignment. In the event of default by any assignee of Lessee or any successor of Lessee, in the performance of any of the terms hereof, Lessor may proceed directly against Lessee without the necessity of exhausting remedies against said assignee. Lessor may consent to subsequent assignments of this Lease or amendments or modifications to this Lease with assignees of Lessee, without notifying Lessee, or any successor of Lessee, and without obtaining its or their consent thereto and such action shall not relieve Lessee of liability under this Lease.

12.4 Terms and Conditions Applicable to Subletting. Regardless of Lessor's consent, the following terms and conditions shall apply to any subletting by Lessee of all or any part of the Premises and shall be included in sublessee:

(a) Lessee hereby assigns and transfers to Lessor all of the Lessee's interest in all rentals and income arising from any sublease heretofore or hereafter made by Lessee, and Lessor may collect such rent and income and apply same toward Lessee's obligations under the Lease; provided, however, that until a default shall occur I the performance of Lessee's obligations under this Lease, Lessee may receive, collect and enjoy the rents accruing under such sublease. Lessor shall not, by reason of this or any other assignment of such sublease to Lessor nor by reason of the collection of the rents from a sublessee, be deemed liable to the sublessee for any failure of Lessee to perform and comply with any of Lessee's obligations to such sublessee under such sublease. Lessee hereby irrevocably authorizes and directs any such sublessee, upon receipt of a written notice from Lessor stating that a default exists in the performance of Lessee's obligations under this Lease, to pay to Lessor the rents due and to become due under the sublease.
(b) No sublease entered into by Lessee shall be effective unless and until it has been approved in writing by Lessor. Additionally, such sublease shall not be changed or modified without Lessor's prior written consent. Any sublessee shall, by reason of entering into a sublease under this Lease, be deemed, for the benefit of Lessor, to have assumed and agreed to conform and comply with each and every obligation herein to be performed by Lessee other than such obligations as are contrary to or inconsistent with provisions contained in a sublease to which Lessor has expressly consented in writing.
(c) If Lessee's obligations under this Lease have been guaranteed by third parties, then a sublease, and Lessor's consent thereto, shall not be effective unless and guarantors give their written consent to such sublease and the terms thereof.
(d) The consent by Lessor to any subletting shall not release Lessee from its obligations or alter the primary liability of Lessee to pay the rent and perform and comply with all of the obligations of Lessee to be performed under this Lease.
(e) The consent by Lessor to any subletting shall not constitute a consent to any subsequent subletting by Lessee or to any assignment or subletting by the sublessee. However, Lessor may consent to subsequent sublettings and assignments of the sublease or any amendments or modifications thereto without notifying Lessee or anyone else liable on the Lease or sublease and without obtaining their consent and such action shall not relieve such persons from liability.
(f) In the event of any default under this Lese, Lessor may proceed directly against Lessee, any guarantors or any one else responsible for the performance of this Lease, without first exhausting Lessor's remedies against any other person or entity responsible therefore to Lessor, or any security held Lessor or Lessee.
(g) In the event Lessee shall default in the performance of its obligations under this Lease, Lessor, at its option and without any obligation to do so, may require any sublessee to attorn to Lessor, in which event Lessor shall undertake the obligations of Lessee under such sublease from the time of the exercise of said option to the termination of such sublease; provided, however, Lessor shall not be liable for any prepaid rents or security deposit paid by such sublessee to Lessee or for any other prior defaults of Lessee under such sublease.
(h) Each and every consent required of Lessee under a sublease shall also require the consent of Lessor.
(i) No sublessees shall further assign or sublet all or any part of the Premises without Lessor's prior written consent.
(j) Lessor's written consent to any subletting of the Premises by Lessee shall not constitute an acknowledgement that no default then exists under this Lease of the obligations to be performed by Lessee nor shall such consent be deemed a waiver of any then existing default, except as may be otherwise stated by Lessor at the time.
(k) With respect to any subletting to which Lessor has consented, Lessor agrees to deliver a copy of any notice of default by Lessee to the sublessee. Such sublessee shall have the right to cure a default of Lessee within ten (10) days after service of said notice of default upon such sublessee, and the sublessee shall have a right of reimbursement and offset from and against Lessee for any such defaults cured by the sublessee.

12.5 Attorney's Fees. In the event Lessee shall assign or sublet the Premises or request the consent of Lessor to any assignment or subletting or if Lessee shall request the consent of Lessor for any act Lessee proposes to do then Lessee shall pay Lessor's reasonable attorneys fees incurred in connection therewith, such attorneys fees not to exceed $350.00 for each such request.
     13. Default; Remedies.

13.1 Default. The occurrence of any one or more of the following events shall constitute a material default of this Lease by Lessee:

(a)  The abandonment of the Premises by Lessee.
(b) The failure by Lessee to make any payment of rent or any other payment required to be made by Lessee hereunder, as and when due, where such failure shall continue for a period of five (5) days after written notice thereof from Lessor to Lessee. In the event that Lessor serves Lessee with a Notice to Pay Rent or Quit pursuant to applicable Unlawful Detainer statutes such Notice to Pay Rent or Quit shall also constitute the notice required by this subparagraph.
(c) Except as otherwise provided in this Lease, the failure by Lessee to observe or perform any of the covenants, conditions or provisions of this Lease to be observed or performed by Lessee, other than described in paragraph (b) above, where such failure shall continue for a period of thirty (30) days after written notice thereof from Lessor to Lessee; provided, however, that if the nature of Lessee's noncompliance is such that more than thirty (30) days are reasonably required for its cure, then Lessee shall not be deemed to be in default if Lessee commenced such cure within said thirty (30) day period and thereafter diligently prosecutes such cure to completion. To the extent permitted by law, such thirty (30) day notice shall constitute the sole and exclusive notice required to be given to Lessee under applicable Unlawful Detainer statutes.
(d) (i) The making by Lessee of any general arrangement or general assignment for the benefit of creditors; (ii) Lessee becomes a "debtor" as defined in 11 U.S.C. ss.101 or any successor statute thereto (unless, in the case of a petition filed against Lessee, the same is dismissed within sixty (60)
     days); (iii) the appointment of a trustee or receiver to take possession of substantially all of Lessee's assets located at the Premises or of Lessee's interest in this Lease, where possession is not restored to Lessee within thirty (30) days; or (iv) the attachment, execution or other judicial seizure of substantially all of Lessee's assets located at the Premises or of Lessee's interest in this Lease, where such seizure is not discharged within thirty (30) days. In the event that any provision of this paragraph
     13.1 (d) is contrary to any applicable law, such provision shall be of no force or effect.
(e) The discovery by Lessor that any financial statement given to Lessor by Lessee, any assignee of Lessee, , any successor in interest of Lessee or any guarantor of Lessee's obligation hereunder, was materially false.

13.2 Remedies. In the event of any such material default by Lessee, Lessor may at any time thereafter, with or without notice or demand and without limiting Lessor in the exercise of any right or remedy which Lessor may have by reason of such default:
(a) Terminate Lessee's right to possession of the Premises by any lawful means, in which case this Lease and the term hereof shall terminate and Lessee shall immediately surrender possession of the Premises to Lessor. In such event Lessor shall be entitled to recover from Lessee all damages incurred by Lessor by reason of Lessee's default including, but not limited to, the cost of recovering possession of the Premises; expenses of reletting, including necessary renovation and alteration of the Premises, reasonable attorney's fees, and any real estate commission actually paid; the worth at the time of award by the court having jurisdiction thereof of the amount by which the unpaid rent for the balance of the term after the time of such award exceeds the amount of such rental loss for the same period that Lessee proves could be reasonably avoided; that portion of the leasing commission paid by Lessor pursuant to paragraph 15 applicable to the unexpired term of this Lease.
(b) Maintain Lessee's right to possession in which case this Lease shall continue in effect whether or not Lessee shall have abandoned the Premises. In such event Lessor shall be entitled to enforce all of Lessor's rights and remedies under this Lease, including the right to recover the rent as it becomes due hereunder.
(c) Pursue any other remedy now or hereafter available to Lessor under the laws or judicial decisions of the state wherein the Premises are located. Unpaid installments of rent and other unpaid monetary obligations of Lessee under the terms of this Lease shall bear interest from the date due at the Default Rate defined as Bank of America prime lending rate plus five percent (15%).

13.3 Default by Lessor. Lessor shall not be in default unless Lessor fails to perform obligations required of Lessor within a reasonable time, but in no event later than thirty (30) days after written notice by Lessee to Lessor and to the holder of any first mortgage or deed of trust covering the Premises whose name and address shall have theretofore been furnished to Lessee in writing, specifying wherein Lessor has failed to perform such obligation; provided, however, that if the nature of Lessor's obligation is such that more than thirty (30) days are required for performance then Lessor shall not be in default if Lessor commences performance within such thirty (30) day period and thereafter diligently prosecutes the same to completion.

13.4 Late Charges. Lessee hereby acknowledges that late payment by Lessee to Lessor of Base Rent, Lessee's Share of Operating Expenses or other sums due hereunder will cause Lessor to incur costs not contemplated by this Lease, the exact amount of which will be extremely difficult to ascertain. Such costs include, but are not limited to processing and accounting charges, and late charges which may be imposed on Lessor by the terms of any mortgage or trust dead covering the Industrial Center. Accordingly, if any installment of Base Rent, Operating Expenses, or any other sum due from Lessee shall not be received by Lessor or Lessor's designee within ten (10) days after such amount shall be due, then, without any requirement for notice to Lessee, Lessee shall pay to Lessor a late charge equal to 3% of such overdue amount. The parties hereby agree that such late charge represents a fair and reasonable estimate of the costs Lessor will incur by reason of late payment by Lessee. Acceptance of such late charge by Lessor shall in no event constitute a waiver of Lessee's default with respect to such overdue amount, nor prevent Lessor from exercising any of the other rights and remedies granted hereunder. In the event that a late charge is payable hereunder, whether or not collected, for three (3) consecutive installments of any of the aforesaid monetary obligations of Lessee, then Base Rent shall automatically become due and payable quarterly in advance, rather than monthly, notwithstanding paragraph 4.1 or any other provision of this Lease to the contrary.

14. Condemnation, If the Premises or any portion thereof or the Industrial Center are taken under the power of eminent domain, or sold under the threat of the exercise of said power (all of which are herein called "condemnation"), this Lease shall terminate as to the part so taken as of the date the condemning authority takes title or possession, whichever first occurs. If more than ten percent of the floor area of the Premises, or more than twenty-five percent of that portion of the Common Areas designated as parking for the Industrial Center is taken by condemnation, Lessee may, at Lessee's option, to be exercised in writing only within thirty (30) days after Lessor shall have given Lessee written notice of such taking (or in the absence of such notice, within thirty (30) days after the condemning authority shall have taken possession) terminate this Lease as of the date the condemning authority takes such possession. It Lessee does not terminate this Lease in accordance with the foregoing, this Lease shall remain in full force and effect as to the portion of the Premises remaining, except that the rent shall be reduced in the proportion that the floor area of the Premises taken bears to the total floor area of the Premises. No reduction of rent shall occur if the only area taken is that which does not have the Premises located thereon. Any award for the taking of all or any part of the Premises under the power of eminent domain or any payment made under threat of the exercise of such power shall be the property of Lessor, whether such award shall be made as compensation for diminution in value of the leasehold or for the taking of the fee, or as severance damages; provided, however, that Lessee shall be entitled to any award for loss of or damage to Lessee's trade fixtures and removable personal property and the present value of the remaining leasehold interest. In the event that this Lease is not terminated by reason of such condemnation, Lessor shall to the extent of severance damages received by Lessor in connection with such condemnation, repair any damage to the Premises caused by such condemnation except to the extent that Lessee has been reimbursed therefor by the condemning authority. Lessee shall pay any amount in excess of such severance damages required to complete such repair.

15.  Broker's Fee.

(a) Upon execution of this Lease by both parties, Lessor shall pay to John Burnham and Company, Licensed real estate broker(s), a fee as set forth in a separate agreement between Lessor and said broker(s), or in the event there is no separate agreement between Lessor and said broker(s), the sum of $____________, for brokerage services rendered by said broker(s) to Lessor in this transaction.
(b) Upon execution of this Lease by both parties, Lessor shall pay to Cushman Realty Corporation, licensed real estate broker, a fee as set forth is a separate agreement between said broker and calculated as five percent (5%) of the NNN rental rate for the term of the Lease. In the event that Lessor fails to pay any amounts to broker on or before the date(s) due, broker may send written notice to Lessor and Lessee of such failure and if Lessor fails to pay said amounts within thirty (30) days after said notice, Lessee shall have the option to pay to broker amounts due and to offset amounts against Lessee's next rental obligations which may become due under a fully executed Lease.
(c) Lessor further agrees that if Lessee exercises an Option, as defined in paragraph 39.1 of this Lease, which is granted to Lessee under this Lease, or any subsequently granted option which is substantially similar to an Option granted to Lessee under this Lease, or if Lessee acquires any rights to the Premises or other premises described in this Lease which are substantially similar to what Lessee would have acquired had an Option herein granted to lessee been exercised, or if Lessee remains in possession of the Premises after the expiration of the terms of this Lease after having failed to exercise an Option, or if said broker(s) are the procuring cause of any other lease or sale entered into between the parties pertaining to the Premises and/or any adjacent property in which Lessor has an interest, then as to any of said transactions, Lessor shall pay said broker(s) a fee in accordance with the schedule of said broker(s) in effect at the time of execution of this Lease.
(d) Lessor agrees to pay said fee not only on behalf of Lessor but also on behalf of any person, corporation, association or other entity having an ownership interest in said real property or any part thereof, when such fee is due hereunder. Any transferee of Lessor's interests in this Lease, whether such transfer is by agreement or by operation of law, shall be deemed to have assumed Lessor's obligation under this paragraph 15. Said broker shall be third party beneficiary of the provisions of this paragraph 15.

16.  Estoppel Certificate.

(a)  Each party (as "responding party") shall at any time upon not less than ten
     (10) days' prior written notice from the other party ("requesting party") execute, acknowledge and deliver to the requesting party a statement in writing (i) certifying that this Lease is unmodified and in full force and effect (or, if modified, stating the nature of such modification and certifying that this Lease, as so modified, is in full force and effect) and the date to which the rent and other charges are paid in advance, if any, and (ii) acknowledging that there are not, to the responding party's knowledge, any uncured defaults on the part of the requesting party, or specifying such defaults in any are claimed. Any such statement may be conclusively relied upon by any prospective purchaser or encumbrancer of the Premises or of the business of the requesting party.
(b) At the requesting party's option, the failure to deliver such statement within such time shall be material default of this Lease by the party who is to respond, without any further notice to such party, or it shall be conclusive upon such party that (i) this Lease is in full force and effect, without modification except as may be represented by the requesting party,
     (ii) there are not uncured defaults in the requesting party's performance, and (iii) if Lessor is the requesting party, not more than one month's rent has been paid in advance.
(c) If Lessor desires to finance, refinance, or sell the Industrial Center, or any part thereof, Lessee hereby agrees to deliver to any lender or purchaser designated by Lessor such financial statements of Lessee as may be reasonably required by such lender or purchaser. Such statements shall include the past three (3) years' financial statements of Lessee. All such financial statements shall be received by Lessor and such lender or purchaser in confidence and shall be used only for the purposes herein set forth.
17. Lessor's Liability. The term "Lessor" as used herein shall mean only the owner or owners, at the time in question, of the fee title or a lessee's interest in a ground lease of the Industrial Center, and except as expressly provided in paragraph 15, in the event of any transfer of such title or interest. Lessor herein named (and in case of any subsequent transfer than the grantor) shall be relieved from and after the date of such transfer of all liability as respects Lessor's obligations thereafter to be performed, provided that any funds in the hands of Lessor or the then grantor at the time of such transfer, in which Lessee has an interest, shall be delivered to the grantee. The obligations contained in this Lease to be performed by Lessor shall, subject as aforesaid, the binding on Lessor's successors and assigns, only during their respective periods of ownership.

18. Severability. The invalidity of any provision of this Lease as determined by a court of competent jurisdiction, shall in no way affect the validity of any other provision hereof.

19. Interest on Past-due Obligations. Except as expressly herein provided, any amount due to Lessor not paid when due shall bear interest at the Default Rate from the date due. Payment of such interest shall not excuse or cure any default by Lessee under this Lease; provided, however, that interest shall not be payable on late charges incurred by Lessee nor on any amounts upon which late charges are paid by Lessee.

20. Time of Essence. Time is of the essence with respect to the obligations to be performed under this Lease.

21. Additional Rent. All monetary obligations of Lessee to Lessor under the terms of this Lease, including but not limited to Lessee's Share of Operating Expenses and insurance and tax expenses payable shall be deemed to be rent.

22. Incorporation of Prior Agreements; Amendments. This Lease contains all agreements of the parties with respect to any matter mentioned herein. No prior or contemporaneous agreement or understanding pertaining to any such matter shall be effective. This lease may be modified in writing only, signed by the parties in interest at the time of the modification. Except as otherwise stated in this Lease, Lessee hereby acknowledges that neither the real estate broker listed in paragraph 15 hereof nor any cooperating broker on this transaction nor the Lessor or any employee or agents of any of said persons has made an oral or written warranties or representations to Lessee relative to the condition or use by Lessee of the Premises or the Industrial Center and Lessee acknowledges that Lessee assumes all responsibility regarding to Occupational Safety Health Act, the legal use and adaptability of the Premises and the compliance thereof with all applicable laws and regulations in effect during the term of this Lease except as otherwise specifically stated in this Lease.

23. Notices. Any notice required or permitted to be given hereunder shall be in writing and may be given by personal delivery or by certified mail, and if given personally or by mail, shall be deemed sufficiently given if addressed to Lessee or to Lessor at the address noted below the signature of the respective parties, as the case may be. Either party may by notice to the other specify a different address for notice purposes. A copy of all notices required or permitted to be given to Lessor hereunder shall be concurrently transmitted to such party or parties at such addresses as Lessor may from time to time hereafter designate by notice to Lessee.

24. Waivers. No waiver by Lessor or any provision hereof shall be deemed a waiver of any other provision hereof or of any subsequent breach by Lessee of the same or any other provision. Lessor's consent to, or approval or, any act shall not be deemed to render unnecessary the obtaining of Lessor's consent to or approval of any subsequent act by Lessee. The acceptance of rent hereunder by Lessor shall not be a waiver of any preceding breach by Lessee of any provision hereof, other than the failure of Lessee to pay the particular rent so accepted, regardless of Lessor's knowledge of such preceding breach at the time of acceptance of such rent.

25. Recording. Either Lessor or Lessee shall, upon request of the other, execute, acknowledge and deliver to the other a "short form" memorandum of this Lease for recording purposes.

26. Holding Over. If Lessee, with Lessor's consent, remains in possession of the Premises or any part thereof after the expiration of the term hereof, such occupancy shall be a tenancy from month to month upon all the provisions of this Lease pertaining to the obligations of Lessee, but all Options, if any, granted under the terms of this Lease shall be deemed terminated and be of no further effect during said month to month tenancy.

27. Cumulative Remedies. No remedy or election hereunder shall be deemed exclusive but shall, wherever possible, be cumulative with all other remedies at law or in equity.

28. Covenants and Conditions. Each provision of this Lease performable by Lessee shall be deemed both a covenant and a condition.

29. Binding Effect: Choice of Law. Subject to any provisions hereof restricting assignment or subletting by Lessee and subject to the provisions of paragraph 17, this Lease shall bind the parties, their personal representatives, successors and assigns. This Lease shall be governed by the laws of the State where the Industrial Center is located and any litigation concerning this Lease between the parties hereto shall be initiated in the county in which the Industrial Center is located.

30.  Subordination.

(a) This Lease, and any Option granted hereby, at Lessor's option, shall be subordinate to any ground lease, mortgage, dead of trust, or any other hypothecation or security now or hereafter placed upon the Industrial Center and to any and all advances made on the security thereof and to all renewals, modifications, consolidations, replacements and extensions thereof. Provided any future mortgagee executes a non-disturbance agreement substantially similar to the example shown in Exhibit D attached hereto. Notwithstanding such subordination, Lessee's right to quiet possession of the Premises shall not be disturbed if Lessee is not in default and so long as Lessee shall pay the rent and observe and perform all of the provisions of this Lease, unless this Lease is otherwise terminated pursuant to its terms. If any mortgagee, trustee or ground lessor shall elect to have this Lease and any Options granted hereby prior to the lion of its mortgage, dead of trust or ground lease, and shall give written notice thereof to Lessee, this Lease and such Options shall be deemed prior to such mortgage, deed of trust or ground lease, whether this Lease or such Options are dated prior or subsequent to the date of said mortgage, deed of trust or ground lease or the date of recording thereof.
(b) Lessee agrees to execute any documents required to effectuate an attornment, a subordination or to make this Lease or any Option granted herein prior to the lion of any mortgage, deed of trust or ground lease, as the case may be. Lessee's failure to execute such documents within ten (10) days after written demand shall constitute a material default by Lessee hereunder without further notice to Lessee or, at Lessor's option, Lessor shall execute such documents on behalf of Lessee as Lessee's attorney-in-fact. Lessee does hereby make, constitute and irrevocably appoint Lessor as Lessee's attorney-,in-fact and in Lessee's name, place and stead, to execute such documents in accordance with this paragraph 30(b).

31. Attorney's Fees. If either party or the broker(s) named herein bring an action to enforce the terms hereof or declare rights hereunder, the prevailing party in any such action, on trial or appeal, shall be entitled to his reasonable attorney's fees to be paid by the losing party as fixed by the court. The provisions of this paragraph shall inure to the benefit of the broker named herein who seeks to enforce a right hereunder.

32. Lessor's Access, Lessor and Lessor's agents shall, upon providing twenty-four 24 hours notice to Lessee. have the right to enter the Premises at reasonable times for the purpose of inspecting the same, showing the same to prospective purchasers, lenders, or lessees, and making such alterations, repairs, improvements or additions to the Premises or to the Industrial Center as Lessor may deem necessary or desirable. Lessor may at any time place on or about the Premises or the Building any ordinary "For Sale" signs and Lessor may at any time during the last 120 days of the term hereof place on or about the Premises any ordinary "For Lease" signs. All activities of Lessor pursuant to this paragraph shall be without abatement of rent, nor shall Lessor have any liability to Lessee for the same.

33. Auctions. Lessee shall not conduct, nor permit to be conducted, either voluntarily or involuntarily, any auction upon the Premises or the Common Areas without first having obtained Lessor's prior written consent. Notwithstanding anything to the contrary in this Lease, Lessor shall not be obligated to exercise any standard of reasonableness in determining whether to grant such consent.

34. Signs. Lessee shall not place any sign upon the Premises or the Industrial Center without Lessor's prior written consent. Under no circumstances shall Lessee place a sign on any roof of the Industrial Center. See Addendum Paragraph 54.

35. Merger. The voluntary or other surrender of this Lease by Lessee, or a mutual cancellation thereof, or a termination by Lessor, shall not work a merger, and shall, at the option of Lessor, terminate all or any existing subtenancies or may, at the option of Lessor, operate as an assignment to Lessor of any or all of such subtenancies.

36. Consents. Except for paragraph 33 hereof, wherever in this Lease the consent of one party is required to an act of the other party such consent shall not be unreasonably withhold or delayed.

37. Guarantor. In the event that there is a guarantor of this Lease, said guarantor shall have the same obligations as Lessee under this Lease.

38. Quiet Possession. Upon Lessee paying the rent for the Premises and observing and performing all of the covenants, conditions and provisions on Lessee's part to be observed and performed hereunder, Lessee shall have quiet possession of the Premises for the entire term hereof subject to all of the provisions of this Lease. The individuals executing this Lease on behalf of Lessor represent and warrant to Lessee that they are fully authorized and legally capable of executing this Lease on behalf of Lessor and that such execution is binding upon all parties holding an ownership interest in the Property.

39.  Options.

39.1 Definition. As used in this paragraph the word "Option" has the following meaning: (1) the right or option to extend the term of this Lease or to renew this Lease to extend or renew any lease that Lessee has on other property of Lessor; (2) the option or right of first refusal to lease the Premises or the right of first offer to lease the Premises or the right of first refusal to lease other space within the Industrial Center or other property of Lessor or the right of first offer to lease other space within the Industrial Center or other property of Lessor; (3) the right or option to purchase the Premises or the Industrial Center, or the right of first refusal to purchase the Premises or the industrial Center, or the right of first offer to purchase the Premises or the Industrial Center, or the right or option to purchase other property of Lessor, or the right of first refusal to purchase other property of Lessor or the right of first offer to purchase other property of Lessor.

39.2 Options Personal. Each Option granted to Lessee in this Lease is personal to the original Lessee and may be exercised only by the original Lessee while occupying the Premises who does so without the intent of thereafter assigning this Lease or subletting the Premises or any portion thereof, and may not be exercised or be assigned, voluntarily, or involuntarily, by or to any person or entity other than Lessee, provided, however, that an Option may be exercised by or assigned to any Lessee Affiliate as defined in paragraph 12.2 of this Lease. The Options, if any, herein granted to Lessee are not assignable separate and apart from this Lease, nor may any Option be separated from this Lease in any manner, either by reservation or otherwise.

39.3 Multiple Options. In the event that Lessee has any multiple options to extend or renew this Lease a later option cannot be exercised unless the prior option to extend or renew this Lease has been so exercised.

39.4 Effect of Default on Options.

(a) Lessee shall have no right to exercise an Option, notwithstanding any provision in the grant of Option to the contrary, (i) during the time commencing from the date Lessor gives to Lessee a notice of default pursuant to paragraph 13.1 (b) or 13.1 (c) and continuing until the noncompliance alleged in said notice of default is cured, or (ii) during the period of time commencing on the date after a monetary obligation to Lessor is due from Lessee and unpaid (without any necessity for notice thereof to Lessee) and continuing until the obligation is paid, off (iii) at any time after an event of default described in paragraphs 13.1 (a),
     13.1 (d), or 13.1 (a) (without any necessity of Lessor to give notice of such default to Lessee), or (iv) in the event that Lessor has given to Lessee three or more notices of default under paragraph 13.1 (b), or paragraph 13.1 (c), whether or not the defaults are cured, during the 12 month period of time immediately prior to the time that Lessee attempts to exercise the subject Option.
(b) The period of time within which an Option may be exercised shall not be extended or enlarged by reason of Lessee's inability to exercise an Option because of the provisions of paragraph 39.4(a).
(c) All rights of Lessee under the provisions of an Option shall terminate and be of no further force or effect, notwithstanding Lessee's due and timely exercise of the Option, if, after such exercise and during the term of this Lease, (i) Lessee fails to pay to Lessor a monetary obligation of Lessee for a period of thirty (30) days after such obligation becomes due (without any necessity of Lessor to give notice thereof to Lessee), or (ii) Lessee fails to commence to cure a default specified in paragraph 13.1(c) within thirty (30) days after the date that Lessor gives notice to Lessee of such default and/or Lessee fails thereafter to diligently prosecute said core to completion, or (iii) Lessee commits a default described in paragraphs 13.1
     (a), 13.1 (d) or 13.1 (a) (without any necessity of Lessor to give notice of such default to Lessee), or (iv) Lessor gives to Lessee three or more notices of default under paragraph 13.1 (b), or paragraph 13.1 (c), whether or not the defaults are cured.

40. Security Measures. Lessee hereby acknowledges that Lessor shall have no obligation whatsoever to provide guard service or other security measures for the benefit of the Premises or the Industrial Center. Lessee assumes all responsibility for the protection of Lessee, its agents, and invitees and the property of Lessee and of Lessee's agents and invitees from acts of third parties. Nothing herein contained shall prevent Lessor, at Lessor's sole option, from providing security protection for the Industrial Center or any part thereof, in which event the cost thereof shall be included within the definition of Operating Expenses, as set forth in paragraph 4.2.

41. Easements. Lessor reserves to itself the right, from time to time, to grant such easements, rights and dedications that Lessor deems necessary or desirable, and to cause the recordation of Parcel Maps and restrictions, so long as such easements, rights, dedications, Maps and restrictions do not unreasonably interfere with the use of the Premises by Lessee. Lessee shall sign any of the aforementioned documents upon request of Lessor and failure to do so shall constitute a material default of this Lease by Lessee without the need for further notice to Lessee.

42. Performance Under Protest. If at any time a dispute shall arise as to any amount or sum of money to be paid by one party to the other under the provisions hereof, the party against whom the obligation to pay the money is asserted shall have the right to make payment, under protest, and such payment shall not be regarded as a voluntary payment, and there shall survive the right on the part of said party to pay such sum or any part thereof, said party shall be entitled to recover such sum or so much thereof as it was not legally required to pay under the provisions of this Lease.

43. Authority. If Lessee is a corporation, trust or general or limited partnership, each individual executing this Lease on behalf of such entity represents and warrants that he or she is duly authorized to execute and deliver this Lease on behalf of said entity. If Lessee is a corporation trust or partnership, Lessee shall, within thirty (30) days after execution of this Lease, deliver to Lessor evidence of such authority satisfactory to Lessor.

44. Conflict. Any conflict between the printed provisions of this Lease and the typewritten or handwritten provisions, if any, shall be controlled by the typewritten or handwritten provisions.

45. Offer. Preparation of this Lease by Lessor or Lessor's agent and submission of same to Lessee shall not be deemed an offer to lease. This Lease shall become binding upon Lessor and Lessee only when fully executed by Lessor and Lessee.

46. Addendum. Attached hereto is an addendum or addenda containing paragraphs 47 through 59 which constitute a part of this Lease.


LESSOR AND LESSEE HAVE CAREFULLY READ AND REVIEWED THIS LEASE AND EACH TERM AND PROVISIONS CONTAINED HEREIN AND, BY EXECUTION OF THIS LEASE, SHOW THEIR INFORMED AND VOLUNTARY CONSENT THERETO. THE PARTIES HEREBY AGREE THAT, AT THE TIME THIS LEASE IS EXECUTED, THE TERMS OF THIS LEASE ARE COMMERCIALLY REASONABLE AND EFFECTUATE THE INTENT AND PURPOSE OF LESSOR AND LESSEE WITH RESPECT TO THE PREMISES. THIS LEASE HAS BEEN PREPARED FOR SUBMISSION TO YOUR ATTORNEY FOR APPROVAL. NO REPRESENTATION OR RECOMMENDATION IS MADE BY THE AMERICAN INDUSTRIAL REAL ESTATE ASSOCIATION OR BY THE REAL ESTATE BROKER OR ITS AGENTS OR EMPLOYEES AS TO THE LEGAL SUFFICIENCY, LEGAL EFFECT, OR TAX CONSEQUENCES OF THIS LEAS OR THE TRANSACTION RELATING THERETO: THE PARTIES SHALL RELY SOLELY UPON THE ADVICE OF THEIR OWN LEGAL COUNSEL AS TO THE LEGAL AND TAX CONSEQUENCES OF THIS LEASE.



                 LESSOR                                                          LESSEE

     Transcontinental Realty Investors,                             West Capital Financial Services Corp.,
     a California BusinessTrust                                     a California  Corporation

     By:  _____/s/ David W. Starowicz                               By:  ______/s/ Michael A. Joplin
          David W. Starowicz, Vice President                             Michael A. Joplin
                                                                         President and Chief Executive Officer

     By:  _____________________________                             By:  ______________________________


     Executed on________9/15/94                                     Executed on________9/13/94
               (Corporate Seal)                                               (Corporate Seal)


     ADDRESS FOR NOTICES AND RENT                                   ADDRESS

     John Burnham & Company                                         3111 Camino del Rio North, Suite 200
     Attn:  Real Estate Management                                  San Diego, CA  92108

     P.O. Box 2910, San Diego, California  92112                    Address after September 1994:

                                                                    5775 Roscoe Court, San Diego, California 92123











(R) 1982 -By American Industrial Real Estate Association. All rights reserved, No part of these words may be reproduced in any form without permission in writing. For these forms write the American Industrial Real Estate Association, 350 South Figueroa Street, Suite 275, Los, CA 90071 (213) 687-8777

           ADDENDUM TO STANDARD INDUSTRIAL LEASE -MULTI TENANT -GROSS


This ADDENDUM is an addition to and an amendment to that Lease dated June 24, 1994 between TRANSCONTINENTAL REALTY INVESTORS, INC., Lessor, and WEST CAPITAL FINANCIAL SERVICES CORPORATION, Lessee. In the event of any conflict between any provision in the Lease and a section in this Addendum, the Addendum shall govern.

47. RENTAL RATE: The monthly rent payable under Paragraph 4 shall be:



                  Months 01 & 07-12         -$27,628.40 Per Month
                  Months 13-24              -$28457.25  Per Month
                  Months 25-36              -$29,310.97 Per Month
                  Months 37-48              -$30,190.30 Per Month
                  Months 49-60              -$31,096.00 Per Month

48. RENTAL ABATEMENT: So long as Lessee faithfully performs all of the terms and conditions of the lease, Lessor hereby agrees to abate Lessee's obligation to pay the base rent for the second (2nd) through sixth (6th) lease months.

49. RECIPROCAL RIGHTS: Lessee acknowledges that all driveways, parking and loading areas (not including loading docks and any designated parking spaces) in the complex are to be used in common with other tenants in the Complex, and their guests, customers, and suppliers, and that none of the said areas are for the exclusive use of Lessee.

50. HAZARDOUS MATERIALS: The term "Hazardous Materials", as used in this Lease shall mean pollutants, contaminants, toxic or hazardous wastes, or any other substances, the use and/or the removal of which is required or the use of which is restricted, prohibited or penalized by an "Environmental Law", which term shall mean any federal, state, or local law, ordinance or other statute of a governmental or quasi-governmental authority relating to pollution or protection of the environment. Lessee hereby agrees that (i) no activity will be conducted on the Premises that will produce any Hazardous Substance, except for such activities that are part of the ordinary course for Lessee's business activities (the "Permitted Activities") provided said Permitted Activities are conducted in accordance with all Environmental Laws and have been approved in advance in writing by Lessor; Lessee shall be responsible for obtaining any required permits and paying any fees and providing any testing required by any governmental agency, (ii) the Premises will not be used in any manner for the storage of any Hazardous Substances except for the storage of such materials that are used in the ordinary course of Lessee's business ("Permitted Materials") provided such Permitted Materials are properly stored in a manner and location meeting all Environmental Laws and approved in advance in writing by Lessor; Lessee shall be responsible for obtaining any required permits any paying any fees and providing any testing required by any governmental agency;
(iii) no portion of the Premises will be used as a landfill or a dump; (iv) Lessee will not install any underground tanks of any type; (v) Lessee will not allow any surface or subsurface conditions to exist or come into existence as a result of Lessee's actions or the conduct of Lessee's business on the Leased Premises that constitute or with the passage of time may constitute a public or private nuisance; (vi) Lessee will not permit any Hazardous Substances to be brought onto the Premises, except for the Permitted Materials described below, or hereafter approved in writing by Lessor and if so brought or found located thereon, the same shall be immediately removed, with proper disposal, and all required cleanup procedures shall be diligently undertaken pursuant to all Environmental Laws. Lessor or Lessor's representative shall have the right but not the obligation to enter the Premises for the purposes of inspecting the storage, use and disposal of Permitted Materials to ensure compliance with all Environmental Laws. Should it be determined, in Lessor's sole opinion, that said Permitted Materials are being improperly stored, used, or disposed of, then Lessee shall immediately take such corrective action with 24 hours, Lessor shall have the right to perform such work and Lessee shall promptly reimburse Lessor for any and all costs associated with said work. If at any time during or after the term of the Lease, the Premises are found to be so contaminated or subject to said conditions, and such contamination is caused by Lessee or the conduct of its business on the Leased Premises, Lessee shall diligently institute proper and thorough cleanup procedures at Lessee's sole cost, and Lessee agrees to indemnify, save and hold Lessor harmless from all and against claims, demands, actions, liabilities, costs, expenses, damages and obligations of any nature arising from or as a result of the use of the Premises by Lessee, and regardless of whether or not Lessor is found to be solely, concurrently, or jointly negligent with Lessee. The foregoing indemnification and the responsibilities of Lessee shall survive the termination or expiration of this Lease. Anything contained herein to the contrary notwithstanding, Lessor shall not unreasonably withhold its consent with respect to the use, storage, generation or manufacturing of Hazardous Substances on or about the Leased Premises provided same is done in the ordinary course of Lessee's business, and in compliance with all environmental laws.

Lessor represents and warrants to Lessee that Lessor, at Lessor's sole cost and expense, will cause Lessee's Premises to be in full compliance with any governmental laws, ordinances, regulations or orders relating to environmental conditions on, under or about Lessee's Premises ("Regulations"), including, but not limited to, asbestos, soil and ground water conditions and Hazardous Materials (defined below), and Lessor shall defend, indemnify and hold Lessee harmless from and against any and all Lessee, costs (including reasonable attorneys' fees), liabilities and claims arising from the violation of any of the Regulations that may affect Lessee's Premises and shall assume full responsibility and cost to remedy such violations, provided that the violations are not caused by Lessee. Neither Lessor nor Lessee shall at any time use, generate, store or dispose of on, under or about Lessee's Premises or transport to or from the same any hazardous wastes, toxic substances or related materials ("Hazardous Materials") or permit or allow any third-party to do so, without compliance with all Regulations. Hazardous Materials shall include, but shall not be limited to, substances defined as "hazardous substances" or "toxic substances" in the Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended, 42 U.S.C.A. ss.1802; the Resource, Conservation Recovery Act, 42 U.S.C.A. ss.6901, et. seq.; or those substances defined as "hazardous wastes" in applicable codes in the State of California and in the regulations adopted and publications promulgated to such codes.

51. OUTSIDE STORAGE: No storage will be allowed outside the building nor on any of the common areas such as landscaping, driveways, parking lots, fences, and all sidewalks and parkways adjacent to the Premises. This includes, but is not limited to, supplies, materials, goods, pallets, dunnage, and equipment. No vehicles, including boats and trailers, may be parked or stored outside the building overnight. Violation of this provision shall constitute a material breach of this Lease.

52. OUTSIDE WORK: No work shall be permitted on the sidewalks, roofs, streets, driveways, parking or landscaped areas. This includes, but is not limited to, assembly, construction, mechanical work, painting, drying, outlying, cleaning, or repair of goods or materials. Violation of this provision shall constitute a material breach of this Lease.

53. COVENANTS, CONDITIONS AND RESTRICTIONS: Lessor hereby acknowledges that Lessor has received and approved the declaration of covenants, conditions, and restrictions for Chesapeake Ridge, San Diego, California identified in Exhibit "B" attached hereto and agrees to this obligation hereunder. Any violations of this provision shall constitute a material default of this Lease or any extension or assignment of this Lease thereof.

54. SIGNAGE: Lessee shall place no exterior signs on or about the Premises or on the grounds surrounding the Premises without Lessor's prior written consent. Lessee agrees to remove any signs and return the face of the building to its original condition, fair wear and tear excepted, upon expiration of the Lease or any extension thereof.

55. OPTION TO RENEW: Lessee shall have the option to renew the Lease, for all space in the Building, for one (1) additional term of five (5) years upon first giving Lessor nine (9) months prior written notice of its intention to exercise such option. The rental rate for the renewal term will be the then net effective market rental rate currently being granted by Lessors of comparable buildings to new lessees. Lessee shall be informed in writing of Lessor's proposed rental three (3) months prior to such time that notification by Lessee is required. The Base Year for purposes of calculating escalation shall adjust to the first year of the renewal term and shall be projected as if the Project is fully occupied.

Definition of Fair Market Value: With respect to the renewal option, the applicable "fair market value" rental rate shall be that rate (determined on a ..,gross" lease basis) charged for space of comparable size and conditions adjusted to reflect location in the Building, further taking into consideration the following:

a.   definition of "rentable area";
b.   location, quality, and age of the leasehold improvements;
c. extent of leasehold improvements (existing, other than those then in Lessee's then existing premises, or to be provided);
d. abatements (including with respect to base rental, operating expenses, real estate taxes, and parking charges);
e.   relocation/moving allowances;
f.   space planning allowances;
g.   any other concessions or inducements;
h.   extent of services provided or to be provided;
i. base year or stop amount for escalation purposes (both operating expenses and real estate taxes);
j. any other adjustments (including by way of Consumer Price Index or other indexes to base rental);
k.   credit standing and financial stature of the lessee;
l.   term of lease;
m. the time the particular rental rate under consideration was agreed upon and became or is to become effective;
n. the payment of a leasing commission and/or fees or bonuses in lieu thereof, whether to Lessor or any person or entity affiliated with Lessor; and
o. any other relevant term or condition in making such "fair market value" rental rate determination.

56. UTILITIES: Lessee shall be responsible for its share of electrical servicing the leased premises. Lessee hereby agrees to pay metered expenses as so determined.

57. INTERRUPTION OF ESSENTIAL SERVICES: Notwithstanding anything in the Lease to the contrary, if any services which are essential to Lessee's use of the Premises (such as use of the Parking Spaces, HVAC, as necessary for reasonable access, electricity and/or water, telephone service [if the interruption in telephone service is attributable to causes within Lessor's control) which are supplied by Lessor ("essential services") are interrupted, and such interruption is caused by circumstances under Lessor's control, Lessee shall be entitled to an abatement of Base Rent and the additional rent if and to the extent that Lessee ceases doing business in the Premises on account thereof. The abatement shall begin on the fifth (5th) consecutive business day after the interruption commences and shall end when services have been restored. In addition, if any essential services are interrupted and interruption is caused by circumstances under Lessor's control for a substantial period during Normal Business Hours on more than ten (10) business days during any consecutive twelve (12) months, then Lessee shall be entitled to an abatement of Base Rent and additional rent charged if and to the extent that Lessee ceases doing business in the Premises on account of such interruption on any additional business days during such 12-month period, Lessee agrees to promptly notify Lessor and any Superior Mortgagee of any interruption of essential services and any Rent abatement claimed by Lessee on account thereof. Notwithstanding anything elsewhere to the contrary, Lessee may terminate this Lease without liability to either party if Lessee has given notice of such interruption to Lessor and any Superior Mortgagee within thirty (30) days after the interruption commenced and are interrupted for ninety (90) or more days, and such interruption is caused by circumstances under Lessor's control, and the essential services to be provided by Lessor are interrupted for ninety (90) or more consecutive days provided that Lessee gives notice of such election to terminate before the essential services have been restored. Notwithstanding the foregoing, Lessee may not terminate this Lease and shall not be entitled to any abatement of rent if the interruption of essential services was caused by the negligence or willful misconduct of Lessee or Lessee's Representatives.

58. TRUST EXCULPATION: The Lessor under this Lease is Transcontinental Realty Investors, Inc. ("Trust"). The Declaration(s) of Trust provide that (a) the Trustee shall conduct the Trust's activities in the name of the Trust, (b) the name of the Trust refers to the Trustees collectively as trustees, but not individually or personally, (c) no trustee, shareholder, officer, employee, or agent shall have any personal liability, jointly or severally, for any obligation of or claim against the Trust, and (d) all persons dealing with the Trust, in any way, must look solely to the assets of the Trust for the payment of any claims against the Trust. Accordingly, Lessee agrees to look solely to the respective assets of the Trust for the enforcement of any claims against Lessor.

59. OPERATING EXPENSES: The following provisions are made part of the above-referenced Lease. In the event of any conflict between the Basic Lease Terms and/or General Terms, Covenants and Conditions and this Addendum, the latter shall prevail. The capitalized terms not defined in this Addendum shall have the same meaning as in the Lease.

Escalation. The Base Rent does not anticipate any increase in the amount of taxes on the Building, the Land, any improvements situated thereon, or any Leasehold Improvements (together hereinafter referred to as the "Property") or in the cost of operations and maintenance thereof. Therefore, in order that the Rent payable throughout the Term shall reflect any such increases, the parties agree as hereinafter in this Addendum set forth.

(a) Commencing on the expiration of the Base Year and for each year (i.e., 12-month period) thereafter (hereinafter referred to as a "Comparison Year"), Lessee shall pay Lessor an amount equal to Lessee's Proportionate Share of the total Real Expenses (as hereinafter defined) incurred by Lessor for or during such Comparison Year in excess of the total amount of Real Estate Taxes and Operating Expenses payable by Lessor for the Base Year (such excess hereinafter referred to as the "Excess Expenses"). (By way of example, if the Commencement Date were September 7, 1994, the Base Year would be October 1, 1994 through September 30, 1995, and the first Comparison Year would be October 1, 1995 through September 30, 1996.)

(b) (i) "Real Estate Taxes" shall mean and include: (1) all general and special taxes, assessments, duties and levies, if any, payable (adjusted after protest or litigation, if any) for any part of the Term, exclusive of penalties or discounts, on the Properties; (2) Any taxes which shall be levied on the rentals of the Building in lieu of any such Real Estate Taxes in whole or in part; (3) the reasonable expenses of contesting the amount or validity of any such taxes, charges or assessments, such expense to be applicable to the period of the item contested, provided Lessor reasonably anticipated a reduction of Operating Expenses. During the first sixty (60) months of the initial Term, in the event of a reassessment under Article XIII(A) of the California Constitution (Proposition 13") by reason of a change in ownership and/or refinancing of the Land, Building, or Project, Lessee shall not be required to pay any increase in Lessee's Proportionate share of Excess Expenses attributable to such reassessment. All Real Estate Taxes (except those specifically charged to Lessee because of Lessee's actions) which shall only be included in Excess Expenses to the extent such amounts would be payable if Lessor elected to pay such Real Estate Taxes in the maximum number of installments permitted, even if Lessor elects to pay the same in a lump sum.

     (ii) "Operating Expenses" shall mean all expenses reasonably paid or incurred by Lessor or on Lessor's behalf in respect of the management, repair, operation and maintenance of the Land and Building,
     determined  in     accordance  with  generally  accepted  accounting
     principles  consistently  applied, including: (1) salaries, wages and
     benefits of employees of Lessor     to the extent engaged in the on-site
     management (and off-site management [with job description equivalent of building manager or below] to the extent and in an amount directly
     attributable  to the  Project),  repair,     operation  and  maintenance
     of the Land and Building;  (2) payroll  taxes,
     workmen's compensation, uniforms and related expenses for such on-site employees (and off-site employees to the extent and in an amount directly attributable to the Project); (3) the cost of all charges for oil, gas, steam, electricity, any alternate source of energy, heat, ventilation, air-conditioning, water, sewers and other utilities furnished to the Land and Building (including the Common Areas and leased areas thereof), together with any taxes on such utilities; (4) the cost of painting non-tenant space; (5) the cost of all charges for rent, casualty, liability and fidelity insurance with regard to the Land and Building and the maintenance or operation thereof; (6) the cost of all supplies (including cleaning supplies), tools, materials and equipment, the rental thereof and sales and other taxes thereon; (7) depreciation of hand tools and other movable equipment used in the repair, operation or maintenance of the Building up to a maximum or $2500 per year (cumulative); (8) the cost of all charges for window and other cleaning, janitorial, and security services; (9) repairs made by Lessor at its expense; (10) charges of independent contractors; (11 ) exterior and interior landscaping; (12) whether or not capitalized under generally accepted accounting principles, costs for alterations and improvements made by reason of the laws and requirements enacted after the signing of this Lease of any public authorities (except for any capital items which are required under the general regulatory framework of Title III of the Americans With Disabilities Act ("ADA") and which are specifically required pursuant to state or local laws which are enacted after the signing of this Lease to implement the previously enacted requirements of Title III of the ADA as to Building and Common Areas; except that Lessee shall pay all costs for compliance with the ADA within the Premises) or the reasonable requirements of insurance bodies generally after the reasonable useful life of such alterations and improvements; (13) management fees or, if no managing agent is employed by Lessor, a sum in lieu thereof which is not in excess of the then prevailing rates for management fees of other first class office buildings in the San Diego suburban area; (14) [Deleted]; (15) the cost of replacements, improvements or additions, and of any machinery or equipment, which are made or become operational, as the case may be, whether or not capitalized under generally accepted accounting principles, during the Term and which have the effect of reducing the expenses which otherwise would be included in Operating Expenses to the extent of the lesser of (A) such cost, as amortized by Lessor over anticipated useful life with interest on the unamortized amount at the rate actually paid by Lessor, or (B) the amount of such reduction in Operating Expenses; (16) reasonable legal, accounting and other professional fees incurred in connection with the operation, maintenance and management of the Land and Building; (117)
     [Deleted]; and (18) except as specifically excluded below, all other non-capital charges properly allocable to the repair, operation and maintenance of the Land or Building in accordance with generally accepted accounting principles.



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(iii) "Operating Expenses" shall not include:

(a)  any ground lease rental;

(b) costs incurred by Lessor for the repair of damage to the Project to the extent that Lessor is reimbursed by insurance (or would have been reimbursed had Lessor carried the insurance coverage required to be carried by Lessor under the Lease) or condemnation proceeds or by lessees (other than as their share of Operating Expense), warrantors or other third persons (except that insurance deductibles paid by Lessor by be included as an Operating Expense);

(c) costs, including permit, license and inspection costs, incurred with respect to the construction or installation of tenant improvements for tenants in the Project (including the original Tenant Improvements for the Premises), or incurred in renovating or otherwise improving, decorating, painting or redecorating space for tenants or other occupants of the Project, including space planning and interior design costs and fees (but the foregoing shall not apply to common areas);

(d) depreciation, amortization and interest payments, except as specifically provided in the Lease, and except on materials, tools, supplies and vendor-type equipment purchased by Lessor to enable Lessor to supply services Lessor might otherwise contract for with a third party, where such depreciation, amortization and interest payments would otherwise have been included in the charge for such third party's services, all as determined in accordance with generally accepted accounting practices;

(e) brokerage commissions, finders' fees, attorneys' fees, space planning costs, advertising costs and other costs incurred by Lessor in leasing or attempting to lease space in the Building;

(f) attorneys' fees and other costs and expenses incurred in connection with proposals, negotiations or disputes with present or prospective tenants or other occupants of the Project, provided, however, that Operating Expenses shall include any attorneys' fees and other costs and expenses incurred in connection with enforcement of rules and regulations of the Project or the Building, and other similar matters relating to the maintenance of standards required of Lessor under the Lease for the general benefit of tenants in the Project;

(g) interest, principal, points and fees on debt or amortization on any mortgage, deed of trust or other debt encumbering the Project, or any part thereof;
(h) any personal Property taxes payable by Lessee or by other tenants of the Project;
(i) the cost of repairing any structural defects in the Project and repairing any material defects (as reasonably determined by Lessor) in the design, materials or workmanship of the Project, including, without limitation, the Building;
(j) capital improvements, capital replacements and other capital costs as determined in accordance with generally accepted accounting principles, and except as permitted in b(ii), above;

(k) expenses in connection with repairs, services, installations or other benefits of a type which are not offered to Lessee, but which are provided to another tenant or occupant, except to the extent Lessee receives the benefit of such services or repairs (and in this regard, Lessee agrees to give such notice to Lessor within a reasonable time after Lessee becomes aware of any expense which Lessee contends is within this category);

(l) costs incurred due to a violation by Lessor or any tenant of the terms and conditions of any lease of space in the Project, or penalties or fines arising from Lessor's violation of any governmental rule or authority and costs incurred in correcting any building code violations existing as of the date of this Lease is signed;

(m) overhead and profit increment paid to Lessor or subsidiaries or affiliates of Lessor for management or other services on or to the Project or for goods, supplies or other materials, to the extent that the costs of such services, goods, supplies or materials exceed the reasonable costs that would have been paid had the services, supplies or materials been rendered on a competitive basis (based upon a standard of similar office buildings in suburban San Diego) and been provided by parties unaffiliated with Lessor capable of providing same;

(n) Lessor's general corporate overhead and general administrative expenses (except to the extent included in a management fee properly chargeable as an Operating Expense under this Lease);

(o) any compensation paid to clerks, attendants or other persons in commercial concessions operated by Lessor (except to the extent such compensation is not offset by revenue to Lessor or Lessor's subsidiaries or affiliates resulting from such commercial concessions);

(p) rentals and other related expenses (other than taxes and insurance) incurred in leasing air conditioning systems, elevators or other equipment ordinarily considered to be or a capital nature, except equipment that is presently leased for use in or providing services to the Project or which is customarily leased by landlords of comparable office buildings in suburban San Diego and charged to tenants as an item of expenses, or that is used in providing security, operational, and maintenance services, and equipments, the costs of which would be included as an expenses under
     (b)(ii), above (and this category (p) shall not exclude from Operating Expenses the cost of equipment rentals on a short-term basis as reasonably necessary to repair, maintain or provide services to the Buildings or the Project);

(q) all items and services sold or provided to Lessee or any other tenant for which Lessor or a third person is separately entitled to reimbursement (other than as part of Operating Expenses) over and above basic rent and escalations under the applicable lease;

(r) electric power costs for which any tenant directly contracts with the local public service company or pays to Lessor as any charge in addition to Rent or Operating Expenses;

(s) costs arising from Lessor's charitable or political contributions or from costs or fees associated with Lessor's membership in a trade association;

(t) damage and repairs necessitated by the gr4oss negligence or willful misconduct of Lessor or Lessor's employees, contractors or agents;

(u) legal expenses incurred in order for Lessor to resolve disputes with contractors regarding latent defects in design, materials or workmanship, or as a result of Lessor's defending the implied covenant of quiet enjoyment in favor of Lessee;

(v)  costs of acquiring sculptures, paintings or other works of art;

(w) tax penalties incurred as a result of Lessor's negligence, inability, or unwillingness to make payments when due;
(x) costs rising from the presence of hazardous materials or substances ("Hazardous Materials") (as defined by applicable laws in effect at Lease Commencement Date and in this Lease) in, on, under or about the Buildings or Project to the extent that Lessor is obligated to pay such costs as provided in the Lease;

(y) any late fees, assessments, penalties, or similar charges assessed pursuant to covenants, conditions and restrictions ("RR&R's") applicable to the Project resulting from Lessor's negligence or willful misconduct (but other fees, assessments and penalties arising from such CC&R's shall be chargeable as Operating Expenses);

(z)  earthquake insurance;

(aa) any other general categories of expense, added at Lessor's option, and not included in the Base Year, unless Lessor makes a corresponding equitable increase in the Base Year Operating Expenses.

(c) In order to provide for current payments on account of Excess Expenses Lessee shall, at Lessor's request, pay as additional rent, an amount equal to Lessee's Proportionate Share of the Excess Expenses due for the ensuing 12 months, as reasonably estimated by Lessor from time to time, in twelve
     (12) equal monthly installments, commencing on the first day of the month following the month in which Lessor notifies Lessee of the amount following the month in which Lessor notifies Lessee of the amount. It is the intention hereunder to estimate the amount of the Excess Expenses for each Comparison Year and then to adjust such estimate in the following year based on the actual Excess Expenses incurred or paid by Lessor.

(d) Within sixty (60) days after the end of the Base Year and of each Comparison Year (or as soon thereafter as is practical), Lessor or the Building Manager shall deliver to Lessee a reasonably detailed statement with line item breakdown of reasonably detailed categories, certified by Lessor ("Lessor's Statement"), of the Real Estate Taxes, Operating Expenses, Excess Expenses, and Lessee's Proportionate Share of the Excess Expenses for the preceding Comparison Year. If Lessee's Proportionate Share of the actual Excess Expenses for the previous Comparison Year exceeds the aggregate of the estimated monthly payments made by Lessee for such year, Lessee shall within thirty (30) days of the receipt of the statement, tender to Lessor an amount equal to such excess as additional rent. If such aggregate of the estimated monthly payments exceeds Lessee's Proportionate Share of the actual Excess Expenses for such Comparison Year, then Lessor shall credit against Lessee's next ensuing monthly installment or installments of the Rent an amount equal to such difference until the credit is exhausted. Lessee shall have the right, at its own costs and expense, to audit or inspect Lessor's records with respect to Real Estate Taxes, Operating Expenses, and the calculation of Excess Expenses and Lessee's Proportionate Share. Lessor shall utilize, and cause to be utilized, accounting records and procedures conforming to generally accepted accounting principles consistently applied (as generally accepted for similar buildings in the San Diego suburban area), including without limitation, all payments for Operating Expenses, to enable the audit or inspection by Lessee pursuant to this clause to be conducted. Pursuant to the foregoing, Lessor shall be obligated to keep such records until two (2) years following the expiration or earlier termination of the Lease. Lessee shall give Lessor not less than ten (10) business days prior written notice of its intention to conduct any such audit or inspection. Lessor shall cooperate with Lessee during the course of such audit or inspection, which shall be conducted during normal business hours in Lessor's management office. Lessor agrees to make personnel available to Lessee as reasonably necessary for Lessee, Lessee's employees and agents, to conduct such audit,but in no event shall such audit last more than five(5)business days in duration for each year audited. Lessor shall make such records available to Lessee, Lessee's employees and agents, for inspection during Normal Business Hours. Lessee, Lessee's employees and agents, shall be entitled to make photostatic copies of such records, provided Lessee bears the expense of such copying. The results of such audit, as reasonably agreed upon by both parties, shall be binding upon Lessor and Lessee. If Lessor and Lessee are unable to agree on the audit result, the issue shall be resolved by arbitration. If such audit discloses that the amount paid by Lessee at Lessee's Proportionate Share of Excess Expenses has been overstated by more than three percent (3%), then, in addition to immediately repaying such overpayment and associated interest to Lessee, Lessor shall also pay the reasonable costs incurred by Lessee for such audit. If such audit discloses that Lessee's Proportionate Share has been understated, Lessee shall immediately pay to Lessor the additional amount owing.

     Notwithstanding anything herein to the contrary,Lessor's Statement of Excess Expenses and Lessee's Proportionate Share shall be binding and
     conclusive    on Lessee as to each Comparison Year unless Lessee requests an audit within thirty (30) days after receipt of Lessor's Statement for the next following Comparison Year; provided, further, that in the event of a bona fide sale or refinance of the Project, Lessee shall within one hundred ninety (190) days after receipt of notice from Lessor, certify in writing to the proposed buyer or mortgagee that either
(a) Lessee accepts Lessor's Statement as to all Comparison Years for which Lessee has received Lessor's Statement or (b) Lessee shall within such period conduct an audit for any Comparison Year as to which Lessee has audit rights and provide the results of such audit to the proposed buyer or mortgagee.

(e) If the Commencement Date is other than January 1 and is in a Comparison Year, Lessee's Proportionate Share of Excess Expenses for the Comparison Year in which the Commencement Date occurs shall be multiplied by a fraction, the numerator of which shall be the number of days from the Commencement Date to the following December 31 and the denominator of which shall be 365.

(f) Lessor agrees that Ill Lessor shall make no profit from Lessor's collection of Real Estate Taxes and Operating Expenses (but this provision shall not impair or limit Lessor's ability to charge a management fee as otherwise provided in this Lease); and (ii) Lessor shall reduce the amount of Real Estate Taxes and/or Operating Expenses (as applicable) by any refund Lessor receives in connection with any costs or expenditures previously included in Real Estate Taxes or Operating Expenses, less any costs incurred by Lessor by obtaining any such refund.

(g) When a credit is due from Lessor on the Termination Date, Lessee shall be entitled to receive the amount of the credit in the form of payment from Lessor, provided, however, that Lessor may, in lieu of such payment, apply the credit against any Rent which is due but not paid on said date. Interest shall accrue on any amounts which Lessor is obliged to pay to Lessee by reason of this Addendum at the maximum rate permitted by law. The obligations of Lessee and Lessor to make payments or credits required by this Addendum shall survive the Termination Date.

(h) Any management agreement shall provide that Lessor operate the Building, in an efficient and cost-effective manner so as to minimize operating expenses. Lessee, or Lessee's agent, shall have the right at any time to review and copy all operating records, and Lessor shall maintain all such records for two (2) years.